Bank Loan	12 Months Ended
Dec. 31, 2025
Bank Loan [Abstract]
Bank loan

10. Bank loan

Bank loan, net consisted of the following:

	December 31, 2025	December 31, 2024
	US$	US$
Current	22,188	—
Non-current	999,149	—
Total	1,021,337	—

In September 2025, the Company entered into a secured bank loan agreement for a principal amount of approximately $1.0 million, or CAD$1.4 million. The loan bears interest at a fixed rate of 4.77% per annum and is repayable in monthly. The loan has a two-year term and matures in September 2027, at which time all outstanding principal and accrued interest will become due. The loan is secured by the Company’s land and buildings (Note 6), and is guaranteed by Li Xia Du, a director and substantial shareholder of the Company (Note 17). The loan agreement requires the Company to maintain a debt service coverage ratio of not less than 1.25:1, measured annually. As of December 31, 2025, the Company was in compliance with this covenant. The secured bank loan agreement also provides for a revolving demand facility of up to approximately $0.4 million, or CAD$0.5 million. The availability of the revolving demand facility is at the discretion of the bank and may be cancelled or restricted by the bank at any time. As of December 31, 2025, there was no outstanding balance under this facility.

The repayment schedule for the principal of bank loan for each of the next fiscal years is as follows:

US$
2026	22,188
2027	999,149
1,021,337